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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               ________________

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 28, 1998


                               PENNZOIL COMPANY
            (Exact name of registrant as specified in its charter)



                                   DELAWARE
                (State or other jurisdiction of incorporation)


              1-5591                                   74-1597290
      (Commission File Number)             (IRS Employee Identification No.)


     P.O. Box 2967, Houston, Texas                     77252-2967
(Address of principal executive offices)               (Zip Code)



      (Registrant's telephone number including area code): (713)546-4000


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Item 7.   Financial Statements and Exhibits

          (c) Exhibits

     The following Exhibits are incorporated by reference by Pennzoil Company (the "Company") into the Registration Statement on Form S-3 (Registration No. 3 3-50953) as an exhibit thereto and are filed as part of this Report.

     1.1 Underwriting Agreement between the Company and the Underwriters named therein with respect to the Company's 6.49% Cumulative Preferred Stock, Series A

     4.1 Certificate of Designations with respect to the Company's 6.49% Cumulative Preferred Stock, Series A

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                                  SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          PENNZOIL COMPANY

Date: May 28, 1998                        BY: /s/ DAVID P. ALDERSON, II
                                              ---------------------------
                                                  DAVID P. ALDERSON, II
                                                 GROUP VICE PRESIDENT--
                                                  FINANCE & ACCOUNTING


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